                                                                   EXHIBIT 10.25


                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of February 11, 1997 (the "Amendment Date") and is among AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), BANK ONE, TEXAS, N.A., as Administrative Agent (the
"Administrative Agent"), SOCIETE GENERALE, SOUTHWEST AGENCY, as Structuring Agent (the "Structuring Agent"), and the banks and other financial institutions (the "Banks") that are a party hereto.

                                   RECITALS:

     A. The Borrower, the Administrative Agent, the Structuring Agent and the Banks are parties to that certain Credit Agreement dated as of July 31, 1996, as amended by First Amendment to Credit Agreement dated as of October 18, 1996 by and among such parties (the Credit Agreement as so amended being referred to herein as the "Original Credit Agreement").

     B. The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on February 28, 1997 (the "Termination Date") the following conditions precedent have been satisfied:

     (a) Documentation.  The Administrative Agent shall have received
         -------------
counterparts of this Amendment executed by the Borrower and the Banks, and the following duly executed by all the parties thereto, in form and substance satisfactory to the Agents:

         (1) Notes payable to the Banks each in the amount of such Bank's Commitment as hereinafter provided in this Amendment;

         (2) the Guaranties and the other documents set forth on Exhibit "A" attached hereto;

         (3) certificates dated as of the Amendment Date from the Borrower, each Guarantor, the Parent and the Participating Lessee covering such matters as the Agents shall reasonably request;

         (4) the following in each case addressed to the Agents and the Banks, dated as of the Amendment Date and satisfactory in form and substance to the Agents: (A) one or more favorable written opinions of Battle Fowler L.L.P., special counsel for the Borrower and the Parent, and their Subsidiaries, (B) a reliance letter from Battle Fowler L.L.P., as counsel to the Parent, and each other counsel (other than underwriters' counsel) delivering an opinion in connection with the Secondary Public Offering (as hereinafter defined), stating that the Agents and the Banks may rely on such opinions as if they were original addressees thereof, and in each case attaching an executed original thereof, (C) one or more favorable written opinions of the local counsel for the Borrower, the Parent and their Subsidiaries for each state in which a Hotel Property is located, (D) one or more favorable written opinions of Ballard, Spahr, Andrews & Ingersoll, special Maryland counsel for the Parent;

         (5) a Borrowing Base Certificate dated as of the Amendment Date, each duly completed and executed by the Chief Financial Officer or Treasurer of the General Partner on behalf of the Borrower; and

         (6) such other documents, governmental certificates, agreements or, lien searches as either Agent may reasonably request.

     (b)  Representations and Warranties.  The representations and warranties
          ------------------------------
contained in this Amendment, and in each Credit Document and Participating Lessee Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied.

     (c)  No Default.  No Default or Event of Default shall exist as of either
          ----------
the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied.

     (d)  Certain Payments.  The Borrower shall have paid the fees required to
          ----------------
be paid pursuant to the Amendment Fee Letter.

     (e)  Secondary Public Offering.  The Agents shall have received evidence
          -------------------------
satisfactory to them that (i) the secondary public offering of approximately 5,500,000 shares of Parent Common Stock (the "Secondary Public Offering") shall have been consummated, (ii) the Administrative Agent shall have received executed or conformed copies of each of the registration statement and each material certificate, opinion, agreement, instrument or other document delivered by Parent or any underwriter pursuant thereto (collectively, the "Secondary Public Offering Documents"), all in form and substance reasonably satisfactory to the Structuring Agent, (iii) each of the Secondary Public Offering Documents shall be in full force and effect, (iv) the Parent shall have received not less than $100,000,000 in aggregate gross proceeds from the Secondary Public Offering, (v) the Parent shall have contributed the net proceeds from the Secondary Public Offering (after deducting expenses and underwriting discounts and commissions) to the Borrower as an equity contribution, (vi) the Borrower shall have used such contributions to, among other things, repay the outstanding Advances, (vii) any additional net proceeds shall be deposited in a Concentration Account with the Cash Manager to be held until used by the Borrower for a use for which an Advance would have been permitted to be used under the Credit Agreement and
(viii) all other matters with respect to the Secondary Public Offering shall be reasonably satisfactory to the Agents. Notwithstanding the foregoing, (a) outstanding Advances in the amount of $1,000 shall be maintained at all times prior to the Maturity Date and (b) in connection with the use of net proceeds from the Secondary Public Offering, the Borrower shall not be obligated to reduce, pay down or deposit funds as collateral for any Letter of Credit Exposure at the time of the Secondary Public Offering.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower and the Parent shall still be obligated to pay the certain fees to Societe Generale, Southwest Agency and Bank One, Texas, N.A. and reimburse such Banks for costs and expenses incurred in connection with this Amendment as provided in the Fee Letter (the "Amendment Fee Letter") and the Commitment Letter (the "Amendment Commitment Letter"), both executed by such Banks, the Borrower and the Parent and dated as of January 15, 1997.

     3. From and after the Amendment Date, the term "Credit Agreement" as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

     4. As of the Amendment Date, "Commitment" means, with respect to any Bank, the amount set opposite such Bank's signature to this Amendment, or if such Bank has entered into any Assignment and Acceptance after the Amendment Date, the amount set forth for such Bank as its Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.06(c) of the Credit Agreement, as such amount may be reduced pursuant to Section 2.04 of the Credit Agreement.

     5. With respect to the definition of "Cost Basis" under the Credit Agreement, expenditures for FF&E purchased pursuant to an Approved Preliminary Property Plan shall be included within the calculation of Cost Basis for such Hotel Property. In connection with expenditures for such FF&E, the Borrower will have to comply with the requirements in the Credit Agreement for providing any information about or confirmation of Capital Expenditures as well as the requirements for requesting a Borrowing or a withdrawal from the CAPEX Reserve pertaining to Capital Expenditures.

     6. The definition of "Permitted Other Subsidiary Indebtedness" in the Credit Agreement is modified by adding the following phrase prior to the period ending such definition: "and (c) such other Indebtedness of Permitted Other Subsidiaries (but not the Borrower) which when added to all other Permitted Other Subsidiary Indebtedness will not in the aggregate exceed $50,000,000."

     7. Section 6.02 of the Original Credit Agreement is amended by adding the phrase "and (c) executing indemnities for certain acts of malfeasance, misappropriation and misconduct and environmental indemnities for the lenders of other Permitted Other Subsidiary Indebtedness in connection with such Indebtedness" at the end of the last sentence in such Section.

     8. The definition of "Real Estate Value" in the Credit Agreement is modified by adding the phrase "and FF&E" after the phrase "once the Capital Expenditures."

     9. The forms of Credit Documents attached to the Credit Agreement are modified to reflect that the aggregate stated principal amount of the Notes and the maximum amount of the Obligations is $150,000,000.

     10. Section 3.04(h)(ii) of the Original Credit Agreement is amended by adding the following sentence at the end of such Section: "In addition, the
Administrative Agent shall have received either   an original Irrevocable
Direction to Pay Rent executed by such Subsidiary or   an accession agreement
executed by such Subsidiary pursuant to which such Subsidiary is made a party to the Irrevocable Direction to Pay Rent."

     11. The Bank of Nova Scotia shall be named a Co-Agent under the Credit Documents. A new section 8.07 shall be added to the Credit Agreement, which reads as follows:

         "Section 8.07 Co-Agent. The Bank of Nova Scotia shall be named a Co-Agent under the Credit Documents, but the Co-Agent shall have no duty to act as agent on behalf of the Banks."

     12. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower
represents and warrants to the Banks and the Agents that   the Borrower and the
Guarantors are authorized to execute the Notes and the other documents set forth
on Exhibit "A" attached hereto to be executed by such Persons,   the
representations and warranties contained in this Amendment, and in each Credit Document and Participating Lessee Document are true and correct in all material
respects as of the Amendment Date and   no Default or Event of Default exists as
of the Amendment Date.

     13. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

     Executed as of the date first set forth above.

                              BORROWER:
                              --------

                              AMERICAN GENERAL HOSPITALITY OPERATING
                              PARTNERSHIP, L.P.

                              By:  AGH GP, Inc., its general partner


                                        /s/ Kenneth E. Barr
                                    --------------------------------------
                                    Name: Kenneth E. Barr
                                         ---------------------------------
                                    Title: Executive Vice President
                                          --------------------------------



                              ADMINISTRATIVE AGENT:
                              --------------------

                              BANK ONE, TEXAS, N.A.


                                     /s/ Jeff Lindsey
                              --------------------------------------------
                              Name: Jeff Lindsey
                                   ---------------------------------------
                              Title: Vice President
                                    --------------------------------------



                              STRUCTURING AGENT:
                              -----------------

                              SOCIETE GENERALE, SOUTHWEST AGENCY


                                  /s/ Thomas K. Day
                              --------------------------------------------
                              Name: Thomas K. Day
                                   ---------------------------------------
                              Title: Vice President
                                    --------------------------------------



COMMITMENT                    BANKS:
----------                    -----

$46,666,666.67                SOCIETE GENERALE, SOUTHWEST AGENCY


                                  /s/ Thomas K. Day
                              --------------------------------------------
                              Name: Thomas K. Day
                                   ---------------------------------------
                              Title: Vice President
                                    --------------------------------------

$46,666,666.67                BANK ONE, TEXAS, N.A.


                                   /s/ Jeff Lindsey
                              --------------------------------------------
                              Name: Jeff Lindsey
                                   ---------------------------------------
                              Title: Vice President
                                    --------------------------------------


$10,000,000.00                FIRST NATIONAL BANK OF COMMERCE


                                   /s/ Louis Ballero
                              --------------------------------------------
                              Name: Louis Ballero
                                    --------------------------------------
                              Title: Senior Vice President
                                    --------------------------------------


$46,666,666.67                BANK OF NOVA SCOTIA

                                   /s/ Paul Stiplosek
                              --------------------------------------------
                              Name: Paul Stiplosek
                                   ---------------------------------------
                              Title: Relationship Manager
                                    --------------------------------------

                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                      MODIFICATION OF CREDIT FACILITY FOR
           AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P.
                TO INCREASE CREDIT FACILITY TO $150,000,000.00

                               CLOSING CHECKLIST


Administrative Agent-Bank One, Texas, N.A.   Donohoe-Donohoe, Jameson & Carrol
Structuring Agent - Societe Generale,        B&P = Bracewell & Patterson, L.L.P.
  Southwest Agency
Agents - Structuring Agent and Administrative Agent
Issuing Bank - Bank One, Texas, N.A.
Cash Manager - Bank One, Texas, N.A.
Banks - See Schedule 1 attached

Borrower - American General Hospitality   BF-Battle Fowler LLP
 Operating Partnership, L.P.
Parent - American General Hospitality Corporation
Manager - American General Hospitality, Inc.
Lessee - AGH Leasing, Inc.
Guarantors - See Schedule 2               Subsidiaries - See Schedule 3 attached
 attached

                                                   Responsible                                                    Satisfied/
                  Item                                Party            Signatories                 Status         Executed
--------------------------------------------------------------------------------------------------------------------------------
1.  Principal Credit Modification Documents
--------------------------------------------------------------------------------------------------------------------------------
    A.  Second Amendment to Credit Agreement            B&P          Borrower, Agents,
                                                                     Banks
--------------------------------------------------------------------------------------------------------------------------------
        1.  Exhibit A - List of Documents               B&P              -----
--------------------------------------------------------------------------------------------------------------------------------
    B.  Promissory Notes made payable to the            B&P          Borrower
        Banks
--------------------------------------------------------------------------------------------------------------------------------
    C.  Environmental Indemnity                         B&P          Borrower, Parent &
        1.  Annex 1 - Accession Agreement                            Guarantors
--------------------------------------------------------------------------------------------------------------------------------
    D.  Guaranty and Contribution Agreement             B&P          Guarantors/Parent
        executed by Initial Guarantors
        1.  Annex 1- Accession Agreement
---------------------------------------------------------------------------------------------------------------------------------
    E.  Security Agreement executed by                  B&P          Borrower/Guarantors
        Borrower and Guarantors
---------------------------------------------------------------------------------------------------------------------------------
    F.  Irrevocable Direction to Pay                    B&P          Lessee, Borrower,
        1.  Annex 1 - Accession Agreement                            Guarantors
----------------------------------------------------------------------------------------------------------------------------------
II. Organizational Documents, Resolutions
    and Authorizations
----------------------------------------------------------------------------------------------------------------------------------
    A.  Borrower's and Guarantors' Certificates     Borrower and     Borrower and
                                                     Guarantors      Guarantors
----------------------------------------------------------------------------------------------------------------------------------
    B.  Parent's Certificate                           Parent        Parent
----------------------------------------------------------------------------------------------------------------------------------
        1.  Certificates of Incorporation,
            Bylaws and Resolutions
----------------------------------------------------------------------------------------------------------------------------------
    C.  Participating Lessee's Certificate             Lessee        Lessee
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Responsible                                                    Satisfied/
                  Item                                Party            Signatories                 Status         Executed
----------------------------------------------------------------------------------------------------------------------------------

    D.  Organizational Documents for American
        General Hospitaltity Corporation
----------------------------------------------------------------------------------------------------------------------------------
        1.  Certificate of Incorporation -           Borrower
            Maryland
----------------------------------------------------------------------------------------------------------------------------------
        2.  Certificate of Good Standing -           Borrower
            Maryland
----------------------------------------------------------------------------------------------------------------------------------
        3.  Certified Copy of Articles of            Borrower
             Incorporation
----------------------------------------------------------------------------------------------------------------------------------
        4.  Certified Copy of Bylaws                 Borrower
----------------------------------------------------------------------------------------------------------------------------------
        5.  Corporate Resolutions and                Borrower
            Certificates of Incumbency
---------------------------------------------------------------------------------------------------------------------------------
        6.  Certified Copy of Prospectus and         Borrower
            Other Documentation Executed
            in Connection with Secondary
            Offering
---------------------------------------------------------------------------------------------------------------------------------
    E.  Organizational Documents of AGH, GP,
        Inc.
---------------------------------------------------------------------------------------------------------------------------------
        1.  Certificate of Incorporation -           Borrower
            Nevada
---------------------------------------------------------------------------------------------------------------------------------
        2.  Certificate of Good Standing -           Borrower
            Nevada
---------------------------------------------------------------------------------------------------------------------------------
        3.  Certified Copy of Articles of            Borrower
            Incorporation
---------------------------------------------------------------------------------------------------------------------------------
        4.  Certified Copy of Bylaws                 Borrower
---------------------------------------------------------------------------------------------------------------------------------
        5.  Corporate Resolutions and                Borrower
            Certificates of Incumbency
---------------------------------------------------------------------------------------------------------------------------------
    F.  Organizational Documents of AGH LP,
        Inc.
-------------------------------------------------------------------------------------------------------------------------------
        1.  Certificate of Incorporation -           Borrower
            Nevada
---------------------------------------------------------------------------------------------------------------------------------
        2.  Certificate of Good Standing -           Borrower
            Nevada
----------------------------------------------------------------------------------------------------------------------------------
        3.  Certified Copy of Articles of            Borrower
            Incorporation
----------------------------------------------------------------------------------------------------------------------------------
        4.  Certified Copy of Bylaws                 Borrower
 ---------------------------------------------------------------------------------------------------------------------------------
        5.  Corporate Resolutions and                Borrower
            Certificates of Incumbency
----------------------------------------------------------------------------------------------------------------------------------
    G.  Organizational Documents of American
        General Hospitality Operating
        Parntership, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
        1.  Limited Partnership Agreement            Borrower
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Responsible                                                    Satisfied/
                  Item                                Party            Signatories                 Status         Executed

----------------------------------------------------------------------------------------------------------------------------------
        2.  Certificate of Existence -           Borrower
            Delaware
----------------------------------------------------------------------------------------------------------------------------------
        3.  Certified Copy of Partnership        Borrower
            Certificate - Delaware
-----------------------------------------------------------------------------------------------------------------------------------

        4.  Partnership Authority and            Borrower
            Consent
-----------------------------------------------------------------------------------------------------------------------------------

        5.  Partnership Authority and            Borrower
            Consent
-----------------------------------------------------------------------------------------------------------------------------------

    H.  Organizational Documents for AGHL GP,
        Inc.
-----------------------------------------------------------------------------------------------------------------------------------

        1.  Certificate of Incorporation -       Borrower
            Delaware
-----------------------------------------------------------------------------------------------------------------------------------

        2.  Certificate of Good Standing -       Borrower
            Delaware
-----------------------------------------------------------------------------------------------------------------------------------

        3.  Certified Copy of Articles of        Borrower
            Incorporation
-----------------------------------------------------------------------------------------------------------------------------------

        4.  Certified Copy of Bylaws             Borrower
-----------------------------------------------------------------------------------------------------------------------------------

        5.  Corporate Resolutions and            Borrower
            Certificates of Incumbency
-----------------------------------------------------------------------------------------------------------------------------------

    I.  Organizational Documents for AGH
        Leasing, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
        1.  Limited Partnership Agreement        Borrower
 ----------------------------------------------------------------------------------------------------------------------------------
        2.  Certificate of Existence -           Borrower
            Delaware
-----------------------------------------------------------------------------------------------------------------------------------

        3.  Certified Copy of Partnership        Borrower
            Certificate - Delaware
-----------------------------------------------------------------------------------------------------------------------------------

        4.  Partnership Authority and
            Consent
-----------------------------------------------------------------------------------------------------------------------------------

    J.  Organizational Documents for American
        General Hospitality UPREIT, Limited
        Liability Company
-----------------------------------------------------------------------------------------------------------------------------------

        1.  Certificate of Formation -           Borrower
            Delaware
-----------------------------------------------------------------------------------------------------------------------------------

        2.  Certificate of Good Standing -      Borrower
            Delaware
-----------------------------------------------------------------------------------------------------------------------------------

        3.  Certified Copy of Limited           Borrower
            Liability Company Agreement
-----------------------------------------------------------------------------------------------------------------------------------

        4.  LLC Authority and Consent           Borrower
-----------------------------------------------------------------------------------------------------------------------------------

    III.  Legal Opinions
-----------------------------------------------------------------------------------------------------------------------------------

          A.  Battle Fowler LLP Legal Opinion      BF                          BF
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Responsible                                                    Satisfied/
                  Item                                Party            Signatories                 Status         Executed
----------------------------------------------------------------------------------------------------------------------------------

          B.  Reliance Letter                            BF                    BF
----------------------------------------------------------------------------------------------------------------------------------
          C.  McDonald, Carano, Wilson, McCune,       McDonald,        McDonald, etc.
              Bergin, Frankovich & Hicks LLP Legal      etc.
              Opinion
----------------------------------------------------------------------------------------------------------------------------------
          D.  Ballard, Spahr, Andrews & Ingersoll     Ballard, etc.    Ballard, etc.
              Legal Opinion
----------------------------------------------------------------------------------------------------------------------------------

          E.  Local Counsel Opinions
              1.  California
              2.  Florida
              3.  Georgia
              4.  Louisiana
              5.  New Mexico
              6.  North Carolina
              7.  Ohio
              8.  Washington, D.C.
              9.  Wisconsin
             10. Other
----------------------------------------------------------------------------------------------------------------------------------
    IV. Other Due Diligence
----------------------------------------------------------------------------------------------------------------------------------
        A.  Arlington, IL Radisson                    Borrower         Various
              1.  Entity Documentation
              2.  Certificate of Existence, Good
                  Standing and Authority to do
                  Business
                  - State of Creation
                  - Illinois
              3.  Management Agreement
              4.  Lease Agreement
              5.  Franchise Agreement
              6.  Loan Documents
              7.  Lender Estoppel Letter                               3 P Lender
----------------------------------------------------------------------------------------------------------------------------------
    B.  Wyndham Hotel Agreements                      Borrower
----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 1

                                     Banks
                                     -----


Societe Generale, Southwest Agency
Bank One, Texas, N.A.
First National Bank of Commerce
Bank of Nova Scotia

                                   SCHEDULE 2

                                   Guarantors
                                   ----------


American General Hospitality Corporation
AGH UPREIT, LLC
3100 Glendale Joint Venture
MDV Limited Partnership
Madison Motel Associates
183 Hotel Associates, Ltd.
Richmond Williamsburg Associates, Ltd.
2929 Williams Limited Liability Company
Lake Buena Vista Partners, Ltd.

                                   SCHEDULE 3

                                  Subsidiaries
                                  ------------


AGH UPREIT, LLC
3100 Glendale Joint Venture
MDV Limited Partnership
Madison Motel Associates
183 Hotel Associates, Ltd.
Richmond Williamsburg Associates, Ltd.
2929 Williams Limited Liability Company
Lake Buena Vista Partners, Ltd.

                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                      CHECKLIST FOR DURHAM, NORTH CAROLINA
                      ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------

DURHAM,       I.    Credit Documents
NORTH
CAROLINA ---------------------------------------------------------------------------------------------------------------------------

HILTON              A.   Amendment to Deed of Trust,                     B&P                Property Owner
                         Assignment of Leases and                                        Administrative Agent
                         Collateral Assignment
         --------------------------------------------------------------------------------------------------------------------------


              II.   Other Documents
         --------------------------------------------------------------------------------------------------------------------------
                    A.   Lessee Ratification Agreement                   B&P                    Lessee
         --------------------------------------------------------------------------------------------------------------------------
                    B.   Local Counsel Legal Opinion                Smith, Helms,            Smith, Helms,
                                                                     Mulliss &                 Mulliss &
                                                                    Moore, L.L.P.             Moore, L.L.P.
         --------------------------------------------------------------------------------------------------------------------------
                    C.   Title                                      Chicago Title             Chicago Title
                         1.  Down date Endorsement/Modification        Company                   Company
                         2.  Tie-in Endorsement
                         3.  Endorsement increasing policy
                             amount
                         4.  Revisions to reinsurance
         --------------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good            Property Owner
                         Standing and Authority to do
                         Business for Property Owners and
                         their Corporate General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                         CHECKLIST FOR ORLANDO, FLORIDA
                         ------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


ORLANDO,      I.    Credit Documents
FLORIDA
DAYS INN      ----------------------------------------------------------------------------------------------------------------------

                    A.   Amendment to Deed of Trust,                     B&P                 Property Owner
                         Assignment of Leases and                                         Administrative Agent
                         Collateral Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Sterns, Weaver,          Sterns, Weaver,
                                                                   Miller, Weissler,       Miller, Weissler,
                                                                     Alhadeff &               Alhadeff &
                                                                      Sitterson               Sitterson
               ---------------------------------------------------------------------------------------------------------------------

                    C.   Title                                      Chicago Title           Chicago Title
                         1.  Down date                                 Company                Company
                             Endorsement/Modification (if
                             available in Florida)
               ---------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good            Property Owner
                         Standing and Authority to do
                         Business for Property Owners and
                         their Corporate General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                       CHECKLIST FOR OCEAN CITY, MARYLAND
                       ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


OCEAN CITY,   I.    Credit Documents
MARYLAND
DAYS INN      ----------------------------------------------------------------------------------------------------------------------

                    A.   Amendment to Deed of Trust                      B&P                     Lessee
                         Assignment of Leases and                                            Administrative
                         Collateral Assignment                                                    Agent
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                      Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion              Ayres, Jenkins,             Ayres, Jenkins,
                                                                Gordy & Almand, P.A.        Gordy &Almand, P.A.
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                     Chicago Title              Chicago Title
                         1.  Down date                                Company                    Company
                             Endorsement/Modification
                         2.  Endorsement increasing policy
                             amount
                         3.  Tie-in Endorsement
                         4.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good           Property Owner
                         Standing and Authority to do
                         Business for Property Owners and
                         their Corporate General Partners
                         1.  State of Creation
                         2.  State of Property
--------------------------------------------------------------------------------

                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                       CHECKLIST FOR RICHMOND, VIRGINIA
                       --------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


RICHMOND,     I.    Credit Documents
VIRGINIA
HAMPTON INN   ----------------------------------------------------------------------------------------------------------------------

                    A.   Amendment to Deed of Trust,                     B&P                 Property Owner
                         Assignment of Leases and                                         Administrative Agent
                         Collateral Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion                  McGuire,                  McGuire,
                                                                  Woods, Battle &           Woods, Battle &
                                                                     Booth, L.P.               Booth, L.P.
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                     Chicago Title             Chicago Title
                         1.  Down date                                Company                    Company
                             Endorsement/Modification
                         2.  Tie-in Endorsement
                         3.  Endorsement increasing policy
                             amount
                         4.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good             Property Owner
                         Standing and Authority to do
                         Business for Property Owners and
                         their Corporate General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                         CHECKLIST FOR BEDFORD, TEXAS
                         ----------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


BEDFORD,      I.    Credit Documents
TEXAS
HOLIDAY INN   ----------------------------------------------------------------------------------------------------------------------

                    A.   Amendment to Deed of Trust,                     B&P                 Property Owner
                         Assignment of Leases and Collateral                              Administrative Agent
                         Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Title                                     Chicago Title             Chicago Title
                         1.  Texas Equivalent to Down date            Company                   Company
                             Endorsement/Modification dated the
                             day before Closing
                         2.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Certificate of Existence, Good            Property Owner
                         Standing and Authority to do Business
                         for Property Owners and their
                         Corporate General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                        CHECKLIST FOR KENNER, LOUISIANA
                        -------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


KENNER,       I.    Credit Documents
LOUISIANA
HOLIDAY       ----------------------------------------------------------------------------------------------------------------------

INN NEW             A.   Amendment to Mortgage, Assignment               B&P                 Property Owner
ORLEANS                  of Leases and Collateral Assignment                              Administrative Agent
AIRPORT       ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Nesser, King &           Nesser, King &
                                                                      LeBlanc                   LeBlanc
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                      Chicago Title           Chicago Title
                         1.  Down date Endorsement/Modification        Company                 Company
                         2.  Tie-in Endorsement
                         3.  Endorsement increasing policy
                             amount
                         4.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good            Property Owner
                         Standing and Authority to do
                         Business for Property Owners and
                         their Corporate General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                     CHECKLIST FOR NEW ORLEANS, LOUISIANA
                     ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


NEW ORLEANS,  I.    Credit Documents
LOUISIANA     ----------------------------------------------------------------------------------------------------------------------

MAISON de           A.   Amendment to Mortgage, Assignment               B&P                Property Owner
                         of Leases and Collateral Assignment                             Administrative Agent
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Nesser, King &          Nesser, King &
                                                                      LeBlanc                  LeBlanc
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                      Chicago Title           Chicago Title
                         1.  Down date                                 Company                 Company
                             Endorsement/Modification
                         2.  Tie-in Endorsement
                         3.  Endorsement increasing policy
                             amount
                         4.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good             Property Owner
                         Standing and Authority to do
                         Business for Property Owners and
                         their Corporate General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                          CHECKLIST FOR TOLEDO, OHIO
                          --------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                SIGNATORIES         STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


TOLEDO,       I.    Credit Documents
OHIO
HILTON        ----------------------------------------------------------------------------------------------------------------------

                    A.   Amendment to Open End Mortgage,                 B&P                Property Owner
                         Security Agreement, Assignment of                               Administrative Agent
                         Rents, and Financing Statement
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion                  McDonald,                McDonald,
                                                                   Hopkins, Burke            Hopkins,Burke
                                                                    & Haber Co.,              & Haber Co.,
                                                                       L.P.A.                    L.P.A.
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                     Chicago Title            Chicago Title
                         1.  Down date                                Company                  Company
                             Endorsement/Modification
                         2.  Tie-in Endorsement
                         3.  Endorsement increasing policy
                             amount
                         4.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good            Property Owner
                         Standing and Authority to do
                         Business for Property Owners and
                         their Corporate General Partners
                         1.  State of Creation
                         2.  State of Property
              ----------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                      CHECKLIST FOR SAN DIEGO, CALIFORNIA
                      -----------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


SAN DIEGO,    I.    Credit Documents
CALIFORNIA    ----------------------------------------------------------------------------------------------------------------------

HOLIDAY             A.   Amendment to Deed of Trust,                     B&P                 Property Owner
INN                      Assignment of Leases and                                         Administrative Agent
                         Collateral Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Berliner-Cohen           Berliner-Cohen
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                      Chicago Title            Chicago Title
                         1.  Down date Endorsement/Modification        Company                  Company
                         2.  Tie-in Endorsement
                         3.  Endorsement increasing policy amount
                         4.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good Standing     Property Owner
                         and Authority to do Business for
                         Property Owners and their Corporate
                         General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                      CHECKLIST FOR ALBUQUERQUE, NEW MEXICO
                      -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


ALBUQUERQUE,  I.    Credit Documents
NEW MEXICO    ----------------------------------------------------------------------------------------------------------------------

FRED HARVEY         A.   Amendment to New Mexico Deed of                 B&P                 Property Owner
HOTEL                    Trust with Statutory Power of                                    Administrative Agent
                         Sale, Assignment of Leases and
                         Collateral Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Sutin, Thayer & Browne    Sutin, Thayer & Browne
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                      Chicago Title            Chicago Title
                         1.  Down date Endorsement/Modification        Company                  Company
                             (if available in New Mexico, or
                             equivalent)
                         2.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good Standing     Property Owner
                         and Authority to do Business for
                         Property Owners and their Corporate
                         General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                      CHECKLIST FOR SAN JOSE, CALIFORNIA
                      ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


SAN JOSE,     I.    Credit Documents
CALIFORNIA    ----------------------------------------------------------------------------------------------------------------------

LeBARON/            A.   Amendment to Subleasehold                       B&P                 Property Owner
DOUBLETREE               Deed of Trust, Assignment of                                     Administrative Agent
                         Leases and Collateral
                         Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Berliner-Cohen           Berliner-Cohen
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                     ALL-CALIFORNIA           ALL-CALIFORNIA
                         1.  Down date Endorsement/Modification        Company                  Company
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good Standing     Property Owner
                         and Authority to do Business for
                         Property Owners and their Corporate
                         General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                      CHECKLIST FOR SAN JOSE, CALIFORNIA
                      ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


SAN JOSE,     I.    Credit Documents
CALIFORNIA    ----------------------------------------------------------------------------------------------------------------------

CROWNE PLAZA        A.   Amendment to Deed of Trust,                     B&P                 Property Owner
                         Assignment of Leases and                                         Administrative Agent
                         Collateral Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Berliner-Cohen           Berliner-Cohen
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                      Chicago Title            Chicago Title
                         1.  Down date Endorsement/Modification        Company                  Company
                         2.  Tie-in Endorsement
                         3.  Endorsement increasing policy amount
                         4.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good Standing     Property Owner
                         and Authority to do Business for
                         Property Owners and their Corporate
                         General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                      CHECKLIST FOR MADISON, WISCONSIN
                      --------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


MADISON,      I.    Credit Documents
WISCONSIN     ----------------------------------------------------------------------------------------------------------------------

HOLIDAY INN         A.   Amendment to Deed of Trust,                     B&P                 Property Owner
SELECT                   Assignment of Leases and                                         Administrative Agent
                         Collateral Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Berliner-Cohen           Berliner-Cohen
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                      Chicago Title            Chicago Title
                         1.  Down date Endorsement/Modification        Company                  Company
                         2.  Tie-in Endorsement
                         3.  Endorsement increasing policy amount
                         4.  Revisions to reinsurance
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good Standing     Property Owner
                         and Authority to do Business for
                         Property Owners and their Corporate
                         General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------


                      SOCIETE GENERALE, SOUTHWEST AGENCY
                            & BANK ONE, TEXAS, N.A.
                     CREDIT FACILITY FOR AMERICAN GENERAL
                    HOSPITALITY OPERATING PARTNERSHIP, L.P.

                      CHECKLIST FOR MONTEREY, CALIFORNIA
                      ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      RESPONSIBLE                                         SATISFIED/

PROPERTY                           ITEM                                 PARTY                 SIGNATORIES        STATUS    EXECUTED
------------------------------------------------------------------------------------------------------------------------------------


MONTEREY,     I.    Credit Documents
CALIFORNIA    ----------------------------------------------------------------------------------------------------------------------

HOLIDAY INN         A.   Amendment to Deed of Trust,                     B&P                 Property Owner
RESORT                   Assignment of Leases and                                         Administrative Agent
                         Collateral Assignment
              ----------------------------------------------------------------------------------------------------------------------

              II.   Other Documents
              ----------------------------------------------------------------------------------------------------------------------

                    A.   Lessee Ratification Agreement                   B&P                    Lessee
              ----------------------------------------------------------------------------------------------------------------------

                    B.   Local Counsel Legal Opinion               Berliner-Cohen           Berliner-Cohen
              ----------------------------------------------------------------------------------------------------------------------

                    C.   Title                                      Chicago Title            Chicago Title
                         1.  Down date Endorsement/Modification        Company                  Company
              ----------------------------------------------------------------------------------------------------------------------

                    D.   Certificate of Existence, Good Standing     Property Owner
                         and Authority to do Business for
                         Property Owners and their Corporate
                         General Partners
                         1.  State of Creation
                         2.  State of Property
------------------------------------------------------------------------------------------------------------------------------------
